Exhibit 99.1

Click To Edit Title Delivering Better Care Together Investor Presentation February 2023 1

Click To Edit Title Disclaimer 2 General This presentation is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “Potential Transaction”) involving Digital Transformation Opportunities Corp . (“DTOC”) and American Oncology Network, LLC, a Delaware limited liability company (together with its subsidiaries, “AON” or the “Company”), and for no other purpose . The information contained herein does not purport to be all - inclusive and none of DTOC, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation . Neither the Company nor DTOC has verified, or will verify, any part of this presentation . The recipient should make its own independent investigations and analyses of the Company and its own assessment of all information and material provided, or made available, by the Company, DTOC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives . You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision . Industry and Market Data ; Trademarks This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry . This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk . Any trademarks, servicemarks, trade names and copyrights of the Company and other companies contained in this Presentation are the property of their respective owners . Financial Information ; Non - GAAP Financial Measures Not all the financial information and data contained in this presentation has been audited in accordance with PCAOB standards and may not conform to the requirements of Regulation S - X promulgated by the Securities and Exchange Commission (“SEC”) . Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by DTOC or the Company with the SEC . Some of the financial information and data contained in this presentation, such as Practice Cash Collections, Care Margin, Practice Contribution and Practice Contribution margin, and Adjusted EBITDA and Adjusted EBITDA margin, have not been prepared in accordance with the United States generally accepted accounting principles (“GAAP”) . The Company believes that the use of Care Margin, Practice Contribution and Adjusted EBITDA provides additional tools to assess operational performance and trends in, and in comparing our financial measures with, other similar companies, many of which present similar non - GAAP financial measures to investors . The Company’s non - GAAP financial measures may be different from non - GAAP financial measures used by other companies . The presentation of non - GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP . The principal limitation of Adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements . A reconciliation of Care Margin, Practice Contribution and Adjusted EBITDA to the most directly comparable GAAP measure is included elsewhere in this presentation . Because of the limitations of non - GAAP financial measures, you should consider the non - GAAP financial measures presented in this presentation in conjunction with AON’s financial statements and the related notes thereto . In addition, this presentation contains run - rate financial information with respect to AON’s Practice Cash Collections, Revenue, Care Margin, Practice Contribution, operating expenses and Adjusted EBITDA and Adjusted EBITDA margin based on AON’s results for the annualized sixth month period ended September 30 , 2022 (“ 2 Q/ 3 Q Run - Rate”) . Such financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such financial information . See “Forward - Looking Statements” below and the Risk Factors included in the proxy statement relating to the Potential Transaction . Actual results may differ materially from the results contemplated by such financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such financial information will be achieved . The independent auditors of AON have not audited, reviewed, compiled or performed any procedures with respect to such financial information for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction . This presentation shall also not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE .

Click To Edit Title Disclaimer (Cont.) 3 Additional Information and Where You Can Find It In connection with the proposed Potential Transaction, DTOC has filed with the SEC a preliminary proxy statement, which will be mailed (if and when available) to all DTOC stockholders once definitive, which will be distributed to holders of shares of DTOC common stock in connection with DTOC’s solicitation of proxies for the vote by DTOC stockholders with respect to the Potential Transaction as well as other matters as may be described in the proxy statement . DTOC STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE POTENTIAL TRANSACTION, AS THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT DTOC, AON AND THE POTENTIAL TRANSACTION . This presentation does not contain all the information that should be considered concerning the Potential Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Potential Transaction . The proxy statement, once definitive, and certain other relevant materials for the Potential Transaction will be mailed to stockholders of DTOC as of a record date to be established for voting on the Potential Transaction . DTOC stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www . sec . gov . Participants in the Solicitation DTOC and its directors and executive officers may be deemed participants in the solicitation of proxies from DTOC’s stockholders with respect to the Potential Transaction . A list of the names of those directors and executive officers and a description of their interests in DTOC are contained in DTOC’s proxy statement for its 2022 annual meeting, which was filed with the SEC on November 8 , 2022 and in DTOC’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 , which was filed with the SEC on April 13 , 2022 . These documents may be obtained free of charge from the SEC’s website . Additional information regarding the interests of such participants are contained in the proxy statement for the Potential Transaction . AON and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DTOC in connection with the Potential Transaction . A list of the names of such directors and executive officers and information regarding their interests in the Potential Transaction are included in the proxy statement for the Potential Transaction . Forward - Looking Statements This presentation includes forward - looking statements . Forward - looking statements generally relate to future events including future financial or operating performance of DTOC or AON . Forward - looking statements generally relate to future events or DTOC’s or AON’s future financial or operating performance . For example, projections of future revenue and other metrics are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by DTOC and its management, and AON and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond DTOC’s and AON’s control . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) DTOC’s ability to complete the Potential Transaction ; (2) the outcome of any legal proceedings that may be instituted against DTOC, the combined company or others following the announcement of the Potential Transaction and any definitive agreements with respect thereto ; (3) the inability to complete the Potential Transaction due to the failure to obtain approval of the stockholders of DTOC to obtain financing to complete the Potential Transaction, including the PIPE investment, or to satisfy other conditions to closing ; (4) the amount of redemption requests made by DTOC’s public stockholders ; (5) changes to the proposed structure of the Potential Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Potential Transaction ; (6) the ability to meet stock exchange listing standards following the consummation of the Potential Transaction ; (7) the risk that the Potential Transaction disrupts current plans and operations of AON as a result of the announcement and consummation of the Potential Transaction ; (8) the ability to recognize the anticipated benefits of the Potential Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees ; (9) costs related to the Potential Transaction ; (10) changes in applicable laws or regulations ; (11) the possibility that AON or the combined company may be adversely affected by other economic, business, and/or competitive factors ; (12) AON’s estimates of expenses and profitability ; (13) the failure to realize anticipated pro forma results or projections and underlying assumptions ; and (14) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in DTOC’s Annual Report on Form 10 - K for the year ended December 31 , 2021 filed with the SEC on April 13 , 2022 , in DTOC’s Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2022 filed with the SEC on November 14 , 2022 , in the proxy statement relating to the Potential Transaction, and in subsequent filings with the SEC . DTOC and AON caution that the foregoing list of factors is not exclusive or exhaustive and investors should not place undue reliance upon any forward - looking statements, including projections, which speak only as of the date made . If any of these risks materialize or DTOC’s or AON’S assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither DTOC nor AON presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect DTOC’s and AON’s expectations, plans or forecasts of future events and views as of the date of this communication . DTOC and AON anticipate that subsequent events and developments will cause DTOC’s and AON’s assessments to change . However, while DTOC may elect to update these forward - looking statements at some point in the future, DTOC and AON specifically disclaim any obligation to do so, unless required by applicable law . These forward - looking statements should not be relied upon as representing DTOC’s or AON’s assessments as of any date subsequent to the date of this communication . Neither DTOC nor AON gives any assurance that AON or DTOC will achieve its expectations . Accordingly, undue reliance should not be placed upon the forward - looking statements .

Click To Edit Title Today’s Presenters 4 Todd Schonherz David Gould Chief Executive Officer Chief Financial Officer Prior Experience – 31 years Prior Experience – 26 years

Click To Edit Title Key Investment Highlights 5 Scaled Oncology Care Platform with Strong Historical Growth Track Record Highly Experienced Management Team and Expert Physician Leadership Compelling Value Proposition for Patients, Providers and Payors Robust Technology and Scalable Operations Capable of Supporting Future Growth Emerging Leadership in the Large, Fragmented Cancer Care Market Significant Growth Potential with Sustainable Business Model and Historical Profitability Reputation for Clinical Excellence and Cost - Effective Outcomes Rapidly Building a True National Community Oncology Network

Click To Edit Title Delivering Comprehensive, Quality Cancer Care Close to Home 6 ♦ Our mission is to preserve and enhance access to the highest quality, innovative and cost - effective cancer care in the communities where our patients live ♦ American Oncology Network, LLC (AON) is one of the fastest growing networks of community oncology practices in the U.S. ♦ We are an aligned partnership of dedicated oncologists and veteran healthcare leaders working collaboratively to ensure the strength and viability of equitable cancer care in community - based settings AON Ranks Number 107 on the Inc. 5000 for 2022 1) Based on CY19 – 2Q/3Q 2022 Revenue Run - Rate 2) Annualized 2Q/3Q 2022 Revenue $1.2B 2Q/3Q 2022 Revenue Run - Rate (2) 54% $32M 192 29% Revenue CAGR (1) 2Q/3Q 2022 Adj. EBITDA Run - Rate (3) Providers in 17 States & D.C. Adj. EBITDA % of Practice Contribution (4) 3) Annualized 2Q/3Q 2022 Adjusted EBITDA 4) Practice Contribution defined as Revenue less direct cost of care and practice expenses; 29% based on 2Q/3Q 2022 Run - Rate metrics

Click To Edit Title 17 States & D.C. Scaled National Network of Community Oncologists 7 86 Advanced Practice Providers 106 Oncologists ♦ Established a true national community oncology care network (Single TIN), enabling AON to provide value regardless of practice size ♦ Success of our model and scalability of operations evident across multiple geographies and locations from urban centers to rural areas ♦ Expanded to include 192 providers in 17 states and D.C. in four years ♦ Launched in Sept. 2018 as an affiliate of the largest independent community oncology practice to grow nationally (spun off as independent entity in July 2021) 28 Practices 76 Sites of Care AON Locations AON Headquarters AON States Note: Statistics as of 12/31/22

Click To Edit Title $320 $725 $944 $1,170 Track Record of Strong Growth and Retention 8 2021 2019 2020 2018 (1) Practices Oncologists States Practices Added 3 14 3 11 16 17 17 58 88 106 106 11 19 23 28 Rapid Scaling Standalone Transition Operational Optimization & Positioning for Growth Revenue Growth ($mm) 54% Revenue CAGR (3) (2) 1) Unaudited 2018 financial results 2) Annualized 2Q/3Q 2022 Revenue 2022 AON scaled rapidly from inception through the pandemic, optimized our standalone operations over the last year and is now poised to continue growing profitably. We have average annual physician retention of 90% $22 3) Based on CY19 – 2Q/3Q 2022 Revenue Run - Rate 4) AON also provides services in Washington D.C. (4)

Click To Edit Title +90% Increasing Need to Preserve and Enhance Community Oncology Care 9 Industry Size and Complexity is Growing Large and Growing Market Increased Prevalence and Earlier Detection Aging Population Strong Focus on Expanding Research Significant Investment in Tailored Treatments 1) Cancer Epidemiology Biomarkers & Prevention 2020; Medical care costs associated with cancer survivorship in the United States 2) JAMA 2020; US health care spending by payer and health condition 3) American Cancer Society and U.S. Census Bureau, 2022 Stakeholders Facing Critical Challenges Affordability and Accessibility of Quality Care Community Oncology Practice Consolidation Variation in Treatment Outcomes and Cost est. 2020 U.S. oncology spend of U.S. adults 40+ living with a cancer diagnosis increase in new drugs launched annually since 2016 $200B+ 10.8% oncologists in the U.S. 13,300 (1,2) (4) oncology drug spending growth next four years 11% CAGR (5) (3) 4) IQVIA 2022 Global Oncology Trends Report; Average of 11 NAS launched per year 2012 - 2016 vs average of 21 NAS launched per year 2017 - 2021 5) IQVIA 2022 Global Oncology Trends Report 6) ASCO, State of the Oncology Workforce in America, May 2022 7) American Society of Clinical Oncology estimated oncologist shortage by 2025 >2,200 (7) (6)

Click To Edit Title 10% 14% 76% Practices employ 1 - 5 oncologists ♦ Cancer care is largely comprised of smaller independent practices ♦ Financial pressures are driving increased consolidation ♦ Hospitals and large practices are employing more oncologists than ever ♦ Key provider headwinds include: • Sequestration • Transition to VBC/APM programs • Operating cost inflation • Increased DIR fees • Hospital competition/340B pricing • Access to clinical trials • APP and staffing shortages ♦ AON helps community oncologists address these macro issues to preserve access, enhance viability and improve competitiveness 10 Oncologist Distribution (3) Highly Fragmented Market (1) 1) Oncology practice landscape in 2018; Oncology Practice Management 2) Community Oncology Alliance; 2020 Community Oncology Alliance Practice Impact Report 3% 97% ~76% Practices have fewer than 5 sites ~97% Number of Oncologists 19 to 66 66 - 107 107 - 241 241 - 396 AON States Pressure on Independent Providers Driving Consolidation and Scale Increasing Oncology Consolidation (2) 1 - 5 6 - 12 >12 Number of Oncologists per Practice 396 - 1,305 (4) 12% 31% 57% Acquired by Hospital Closed Merged Fewer practices since 2010 >840 1 - 5 >5 Number of Sites 3) Key Trends in Tracking Supply and Demand of Oncologists; American Society of Clinical Oncology, 2020 4) Includes services in Washington D.C.

Click To Edit Title Compelling Value Proposition for Patients, Providers and Payors 11 ♦ Access to quality providers in a convenient community setting ♦ Adherence to evidence - based standards and personalized treatment options ♦ Integrated care model (lab, pathology, specialty Rx) improves care coordination ♦ Whole - person care addressing patient mental health and social determinants of health ♦ Proactive care team support throughout the care journey ♦ Access to clinical trials and research programs that enhance treatment ♦ Ensuring financial viability, quality, and competitiveness of independent oncologists ♦ Leading clinical reputation and aligned physician ownership model ♦ Significant revenue growth and potential to earn higher income ♦ Access to new therapies and latest advancements to enhance care ♦ Proven practice management expertise and true centralized support services ♦ Provider - centric culture drives recruitment and retention ♦ Community - based care often lower cost than hospital - based reimbursement ♦ Focus on quality and managing the primary cost drivers in cancer care ♦ Ability to deliver successful results under value - based programs ♦ Centralized payor contracting and relationship teams ♦ Optimized revenue cycle operations simplifies AON reimbursement Patients Providers Payors Patient Satisfaction 94% 90% Avg. Annual Physician Retention Reduction in Total Cost of Care - 4.2% (1) (2) (3) 1) Overall score, AON 2022 patient survey data 2) Average annual gross physician retention 1/1/19 – 9/30/22 3) Total Medicare expenditures per beneficiary, AON OCM results compared to median of all oncology practices, risk - adjusted TTM average for the period ended 3/31/2022, CMMI OCM report August 2022

Click To Edit Title 12 x Real Estate Ownership x Physician Comp Formula x Capital Investments x Research Participation Differentiated by Delivering Comprehensive Management Services, While Preserving Local Practice Autonomy Our model elevates independent oncology practices and provides an efficient platform for our providers to work autonomously and thrive by focusing on the delivery of exceptional and cost - effective care We are Driven by C.A.R.E. Values Continuously Support the Patient Always Do the Right Thing Respectfully Engage Exceed Expectations Patient - First, Physician - Led Community Oncology Management Practice Management Technology & Analytics Transitions to VBC / APM Local Practice Management x Revenue Cycle and Accounting x Procurement, Staffing and HR x Credentialling, Compliance, and Legal x IT Systems x Decision Support x Data Analytics x Managed Care Contracting x Quality Management and Reporting x Care Management Patient Management x Patient Intake x Patient Registration x Scheduling x Triage Clinical Care x Infusion Services x Admixture x Imaging x Local Laboratory x Clinical Staff

Comprehensive Integrated Ancillary Services

Ancillary service integration drives practice growth, improves care planning, coordination and time to treatment, and enhances both patient and provider experience

Specialty Pharmacy

- In-house specialty pharmacy
- Access to >95% of all oral oncolytics
- >75% average script capture rate
- Patient assistance and support services
- In-network with major PBMs

Laboratory & Pathology

- Centralized CLIA-certified, CAP-accredited lab
- Substantially quicker turn around times than alternative reference labs
- Comprehensive hematopathology and AP services
- Ensure access to NGS testing under a research partnership
- 24/7 direct access to pathologists & specialists
- Integrated access to patient information, EMR and reporting systems

Pharmacy Operations

- 99% of orders are next day deliveries
- Proprietary processes drive high inventory turns and elimination of lost charges
- Scale drives drug cost performance



Clinical Research

- Network-wide data analytics and trial matching
- Provide access to diverse patient demographics
- Offering access to 120+ clinical trials

Care Management

- Proactively assist patients navigate the entire care journey
- Care managers routinely engage patients between appointments
- Care teams include nutritionists, therapists, social workers and spiritual advisors

Radiation Therapy & Imaging

- Support investment in select practices/markets
- Opportunity to significantly expand practice capabilities
- Enhances patient treatment options in-house

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Digital Transformation Opportunities Corp.

Click To Edit Title Reputation for Clinical Excellence and Outcomes 14 Addressing Key Challenges and Cost Drivers… Variable Use of Drugs and Diagnostics Deterioration of Patient Health Between Treatments Ineffective Interventions Near the End of Life ♦ Formulary adherence ♦ Integrated care model ♦ Expansive network of experts (“Virtual Tumor Board”) ♦ Clinical research ♦ Specialty pharmacy ♦ Compliance reporting ♦ Care management programs ♦ Medication adherence ♦ Transitional care management ♦ Clinical triage programs ♦ Proactive outreach programs ♦ Patient education programs ♦ Comprehensive NCCN based guidelines ♦ Advanced care planning ♦ Social work and psychology support services ♦ Timely hospice referrals ♦ Robust survivorship program …With Standardized, Evidence - Based Care Management Processes ♦ Diagnosis validated ♦ Evidence - based, personalized treatment planning ♦ Digital care navigation ♦ Patient engagement ♦ Care coordination ♦ Proactive outreach ♦ Access to nutrition, pain, performance and social services ♦ Adherence to NCCN guidelines ♦ Active outbound engagement ♦ In - clinic sessions Diagnosis & Care Planning Navigation Active Care Management Survivorship

Click To Edit Title Successful Results in Value - Based Payment Programs 15 2.0% Decrease in total expenditures compared to OCM practices 12.3% Decrease in hospital admissions 9.6% Decrease in unplanned 30 - day readmissions 12.0% Decrease in emergency room visits (no admission/observation stay) 13.6% Decrease in physician and ancillary services expenditures (1) Note: Results based on risk - adjusted TTM averages for the period ended 3/31/22, AON OCM results compared to peer data median, CMMI OCM report August 2022 Increase in biosimilar drug usage Decrease in patient prescription expenses 4.2% Decrease in total expenditures compared to all oncology practices $ 1) Ancillary services include ambulatory radiation oncology, lab testing, imaging and other outpatient facility services

Click To Edit Title Intelligent patient engagement Robust data management & warehouse Robust Technology Platform Underpinning Our Operations 16 Practice Ops Pharmacy Ops Lab Ops Research Ops Distributors Payors / PBMs Providers Patients Our integrated technology platform supports every AON practice and ties together our clinical and operational ecosystems, and is designed to scale efficiently with provider growth Enhanced provider workflow & decision support Analytics to drive clinical & operational insights Rx Formulary adherence

Click To Edit Title Centralized Services & IT AON is a Differentiated Cancer Care Provider 17 Sources: Company websites, press releases, SEC filings; most recent data available 1) Reflects number of markets served Physician - Owned Public Distributor (McKesson) Private Equity (General Atlantic) Own & MSO Models Own Only MSO only MSO only                 106 n/a 1,400 n/a 192 100 2,000 850 28 10 (1) n/a 15 17 & D.C. 5 n/a 12 $944mm $203mm n/a $2.1bn 72% 14% n/a n/a   n/a  Ownership Operating Model Oncologists Profitable 19 – 21 Revenue CAGR Total Providers States 2021 Revenue Practices Aligned Management Fee Structure Single TIN Group Integrated Ancillary Services (Pharmacy, Lab, Pathology)

Click To Edit Title Multiple Strategies to Drive Sustained Long - Term Growth 18 Drive Organic Growth Add Practices and Markets Enhance Service Offerings Expand Margins ♦ Grow ancillary services ♦ Expand existing practices ♦ Effective patient marketing ♦ Continue capital - efficient M&A ♦ Enter targeted new markets ♦ Drive new MSA/Rx only model ♦ Selectively add Radiation Oncology and Imaging ♦ Expand clinical trial participation ♦ Monetize valuable practice data ♦ Grow VBC/APM revenues ♦ Improve net drug pricing ♦ Leverage back - office operations ♦ Scaled rapidly to over $1.2B Run - Rate Revenue in 4 years ♦ Managing an active pipeline of 31 practices comprising more than 195+ physicians ♦ Recently launched our pharmacy - only MSA model and building pipeline rapidly ♦ Hired our first Chief Development Officer in December 2022 ♦ Recently signed commercial & MA VBC contract with a top 3 payor (PMPM & gain share with quality bonuses); 12 AON practices currently eligible to participate ♦ Leverage public company profile and strong balance sheet to support M&A and investment Growth Highlights

Click To Edit Title ~19 Years of Experience ~21 Years of Experience ~31 Years of Experience ~32 Years of Experience Established a Complete Team with Impressive Depth and Expertise 19 Executive Team Senior Leadership Melody Chang VP, Pharmacy Operations Kristin Matisziw Chief Compliance & Risk Officer Mark Moch Chief Information Officer James Gilmore Chief Pharmacy & Procurement Officer Anthony Belott Chief Development Officer Stephen Divers Chief Medical Officer ~18 Years of Experience ~26 Years of Experience ~20 Years of Experience ~20 Years of Experience Curtiss McNair VP, Lab Services Guy Messer VP, Radiation & Radiology ~31 Years of Experience ~31 Years of Experience Karen Pilley Chief Revenue Cycle Officer John Misitis VP, Business Development Katie Goodman VP, Clinical Research ~29 Years of Experience Shelly Glenn Chief Growth & Relationship Officer ~21 Years of Experience ~15 Years of Experience Our team is highly experienced and well prepared to drive performance as a public company ~31 Years of Experience

Click To Edit Title Compelling Financial Results and Attractive Business Model 20 Strong organic growth with historical 54% CAGR Re - occurring revenues with high visibility based on practice volumes Track record of positive EBITDA and margin progression since inception Multiple strategies for sustaining long - term growth in a $200B market Highly leverageable practice - level growth driven by addition of ancillary services

Click To Edit Title $5 $26 $10 $32 $320 $725 $944 $1,170 $695 $849 $16 $13 21 Summary Financial Performance Revenue ($mm) 2019 54% CAGR +22% Calendar Year Ended 2020 2021 2Q/3Q 2022 Run - Rate 9 Months Ended 9/30/21 9/30/22 90% CAGR 2019 Calendar Year Ended 2020 2021 2Q/3Q 2022 Run - Rate Adjusted EBITDA ($mm) (1) (2) - 17% 9 Months Ended 9/30/21 9/30/22 Track Record of Consistent Strong Growth History of Positive EBITDA and Strong Margin Progression 1) See Adjusted EBITDA bridge on page 23 and Adjusted EBITDA reconciliation on page 35 for additional detail +35% 2) 2021 and early 2022 results impacted by standalone transition. See Adjusted EBITDA bridge and commentary on page 23 for additional information

Click To Edit Title ♦ Our growth has been driven by the addition of new practices and same - practice organic growth ♦ Full - year contribution of recent new practices, typical new practice revenue ramp, same - practice growth and pipeline activity provide us with strong visibility into near - term growth Revenue Growth 22 Calendar Year Ended 9 Months Ended $283 $644 $878 $22 $153 $186 $37 $72 $124 2019 Same Practice Growth Full Year of Prior Period New Practices New Practice Contribution 2020 Same Practice Growth Full Year of Prior Period New Practices New Practice Contribution 2021 2019 2020 2021 $640 $823 $73 $47 $63 9/30/21 Same Practice Growth Full Period of Prior Period New Practices New Practice Contribution 9/30/2022 9/30/22 9/30/21 Practice Cash Collections ($mm) 1) Unaudited cash collections data; excludes billed revenue and other GAAP revenue adjustments (1)

Click To Edit Title $16 $13 $29 ( $21 ) ( $10 ) 9/30/21 Increase in Care Margin Increase in Practice Expenses Increase in SG&A 9/30/22 $5 $26 $10 $101 ( $61 ) ( $19 ) $48 ( $36 ) ( $28 ) 2019 Increase in Care Margin Increase in Practice Expenses Increase in SG&A 2020 Increase in Care Margin Increase in Practice Expenses Increase in SG&A 2021 2% Adjusted EBITDA Growth 23 9/30/21 2019 2020 2021 9/30/22 Calendar Year Ended 9 Months Ended Adjusted EBITDA ($mm) (2) ♦ We have demonstrated the profitability of our model historically, with Adjusted EBITDA as a percent of Practice Contribution reaching 39% in 2020 ♦ During 2H 2021 and 1Q 2022, EBITDA margins were impacted by investments made in our standalone operations, in addition to payments to our service vendor, as well as slightly lower direct care margins ♦ In early 2022, we worked to optimize our operating infrastructure and focused on direct care margin improvements, resulting in strong margin expansion in 2Q and 3Q 2022 ♦ Our 2Q/3Q 2022 Adjusted EBITDA run - rate exceeded $32mm, or 29% of Practice Contribution % of Revenue: % of Practice Contribution: 18% 4% 39% 1% 12% 2% 24% 2% 18% 1) See summary financial results on page 26 for additional detail 2) See Adjusted EBITDA reconciliation on page 35 for detail 3) Excludes certain EBITDA Adjustments from SG&A; see page 35 for additional detail (1) Incremental investments in standalone operations & infrastructure Increase in SG&A Optimizing operations and leveraging our growth (3) (3) (3)

Click To Edit Title Strong Same Practice Growth 24 $151 $173 $185 $202 $133 $318 $343 $384 $153 $277 $340 $72 $159 $65 $22 $283 $644 $878 $1,150 2018 2019 2020 2021 2Q/3Q 2022 Run-Rate 2018 2019 2020 2021 2022 Practice Cohorts: 1) Unaudited cash collections data; excludes billed revenue and other GAAP revenue adjustments ♦ Our practices consistently continue to grow organically through the use of ancillary services and practice expansion through recruitment and patient marketing ♦ Our practice growth is underpinned by strong retention ♦ Our earliest practices continue to grow years later – our 2018 practice cohort cash collections are run - rating 9% higher than 2021 Practice Cash Collections ($mm) (1)

Click To Edit Title Practice Collections Direct Costs of Care Practice Expenses AON CSF Practice PDP AON Management Fee Physician Distributions Our Model is Strongly Aligned with Our Providers 25 ♦ Alignment with practice growth and profitability drives satisfaction and retention of our providers ♦ Enabling our partners to earn more with AON has allowed us to acquire practices with little or no up - front consideration ♦ Our practices reduce overhead costs in lieu of a fixed AON central service fee (“CSF”), charged as a percentage of practice collections, for our management services ♦ In addition, we share in the increased profitability of our practices as they grow volume, ancillary service revenue, and VBC revenues ♦ AON shares in the increase in practice - level Pre - Distribution Pool (“PDP”) (1) with our physicians, often enabling them to earn higher income with AON Practice - Level Margin Drivers x New ancillary revenues x VBC / APM revenues x Improved charge capture x Improved RCM performance 1) PDP is practice - level margin, net of AON central service fees and all practice operating expenses, available for distribution 2) Compares months 13 - 15 PDP run - rate to pre - AON baseline PDP. Includes 20 practices (98 physicians) that have been on the AON platform for 15 or more months (2) Avg. Baseline PDP Per Physician $695K Avg. PDP Per Physician After 1 st Year $959K (2) +38% x Improved drug margins x Reduced practice overhead x Optimized clinical staffing x Enhanced practice operations Illustrative AON Provider Economics

Click To Edit Title Calendar Year Ended ($mm) Run-Rate ($mm) 9 Months Ended ($mm) 2019 2020 2021 2Q/3Q 2022 9/30/2021 9/30/2022 Physicians 58 88 106 107 102 109 Average Revenue Per Physician $7.9 $9.1 $9.6 $10.9 $7.3 $8.0 Patient Revenue $319 $715 $938 $1,162 $692 $843 Other Revenue 1 10 6 8 4 6 Total Revenue $320 $725 $944 $1,170 $695 $849 Growth % nm 127% 30% n/a n/a 22% Care Margin $71 $172 $220 $273 $164 $193 Margin % 22% 24% 23% 23% 24% 23% Practice Contribution $26 $66 $78 $110 $64 $72 Margin % 8% 9% 8% 9% 9% 8% Adjusted SG&A $21 $40 $69 $79 $49 $59 % of Revenue 7% 6% 7% 7% 7% 7% Adjusted EBITDA $5 $26 $10 $32 $16 $13 Margin (% of Revenue) 1% 4% 1% 3% 2% 2% Margin (% of Practice Contribution) 18% 39% 12% 29% 24% 18% Summary Financial Results 26 (1) 1) Weighted average physicians based on months with AON during the period 2) Excludes certain EBITDA Adjustments from SG&A; see page 35 for detail 3) See Adjusted EBITDA reconciliation on page 35 for detail (3) (2)

Click To Edit Title Strong Balance Sheet 27 (1) 1) Excludes restricted cash of $5M 2) Current assets less current liabilities, excluding cash and debt 3) Net Debt (Cash) divided by 2Q/3Q 2022 Adj. EBITDA Run - Rate ($mm) (2) (3) Actual as of Pro Forma 9/30/22 12/31/21 9/30/22 0 % Redemption 100 % Redemption Cash and Cash Equivalents $27 $47 $403 $68 Operating Net Working Capital $55 $54 $54 $54 Debt Outstanding $64 $80 $80 $80 Net Debt (Cash) $36 $34 ($323) $13 Net Leverage 1.1x 1.0x nm 0.4x

Click To Edit Title Transaction Overview 28

Click To Edit Title Led by healthcare a team of seasoned healthcare executives and supported by a board with deep experience in healthcare and technology Digital Transformation Opportunities Corp. Overview 29 Digital Transformation Opportunities Corp. (“DTOC”) completed its IPO in March 2021 with $333.5 million of cash in trust DTOC formed to merge with a healthcare business that has a proven business model and a strong value proposition Leadership Independent Directors Kevin Nazemi Kyle Francis Chairman & CEO CFO Brad Fluegel Former CSO Walgreens & Anthem Jim Moffatt Former Global CEO Deloitte Consulting Heather Zynczak Former CMO Pluralsight & DOMO

Click To Edit Title Transaction Overview 30 ♦ AON equity holders rolling over 100% of existing shares and receiving cash at close for preferred return on certain shares ♦ Establishing a new equity incentive plan (5% fully diluted) ♦ AON equity holders subject to 6 - month lock - up ♦ DTOC sponsor subject to 12 - month lock - up ♦ 35% of DTOC sponsor shares subject to earnout (shares vest at $13.50) ♦ Convertible Preferred Equity PIPE proceeds to capitalize our balance sheet for growth

Click To Edit Title Redemption Scenarios 75% Redemptions 0% 100% Redemption Price $10.00 $10.00 (x) PF Shares Outstanding (mm) 81 48 Pro Forma Equity Value $814 $481 (+) Estimated Net Debt at Closing 33 33 (-) New Cash to Balance Sheet (354) (20) Pro Forma Enterprise Value $494 $494 EV / 2Q/3Q 2022 Adj. EBITDA Run-Rate 15.2x 15.2x Redemption Scenarios 0% 100% DTOC Cash In Trust $334 $0 Gross PIPE Proceeds 60 60 AON Existing Investor Equity Rollover 314 314 Total Cash Sources $707 $374 Redemption Scenarios 0% 100% Cash to Balance Sheet $354 $20 AON Shareholder Equity Rollover 314 314 Secondary Proceeds 8 8 Estimated Transaction Expenses 32 32 Total Cash Uses $707 $374 Pro Forma Capitalization and Ownership 31 Illustrative Sources & Uses Illustrative Pro Forma Valuation Illustrative Post - Transaction Ownership (5) SPAC Shareholder SPAC Sponsor PIPE Investors AON Equity Holders 100% Redemption (1) (2) (3) (4) 0% Redemption 1. Estimated based on illustrative closing date of February 28, 2023 2. Illustrative and subject to change based on net debt and expense amounts at closing. 3. Includes 31.4 million rollover equity shares, 5.3 million share equity incentive program, PIPE shares @ $10/share, 5.4 million SPAC sponsor shares, and 0/33.4 million (100%/0% redemptions) DTOC public investor shares. Does not include impact of the dilution from 8.3 million public warrants and 6.1 million private warrants (both with a $13.50 strike price), and 2.9 million SPAC sponsor earnout shares (triggering at $13.50 per share). Existing shareholders are subject to a 6 - month lock up; SPAC sponsor is subject to a 12 - month lock - up. "Up - C" transaction structure with existing owners of AON holding economic, non - voting interests in an LLC and non - economic, voting interests in the public company and all other stockholders holding economic, voting interests in the public company 4. Estimated and subject to change based on net debt immediately prior to closing 5. Includes 31.4 million rollover equity shares and 5.3 million share equity incentive program 45.0% 40.9% 6.7% 7.4% 76.3% 11.3% 12.5%

Click To Edit Title Appendix 32

Click To Edit Title Supplemental Financial Information 33 Calendar Year Ended ($mm) Run-Rate ($mm) 9 Months Ended ($mm) 2019 2020 2021 2Q/3Q 2022 9/30/21 9/30/22 Total Revenue $320 $725 $944 $1,170 $695 $849 Costs of Care 249 553 723 897 531 656 Care Margin $71 $172 $220 $273 $164 $193 Practice Expenses 45 106 142 163 100 122 Practice Contribution $26 $66 $78 $110 $64 $72 SG&A 22 44 77 90 54 66 Operating Income $4 $22 $1 $20 $10 $5 Interest Expense, net 1 1 1 3 1 2 Other Expenses (Income) (0) (0) (1) (1) (0) (1) Income Tax Expense (Benefit) (0) (1) 0 0 1 0 Net Income $3 $22 ($0) $19 $8 $4 Income Tax Expense (Benefit) (0) (1) 0 0 1 0 Interest Expense, net 1 1 1 3 1 2 Depreciation & Amortization 1 4 6 7 5 5 Non-Cash Compensation 0 0 0 0 0 0 Non-Recurring Expenses 0 0 2 3 1 2 Adjusted EBITDA $5 $26 $10 $32 $16 $13 Growth (%) Revenue n/a 126.6% 30.2% nm n/a 22.1% Adjusted EBITDA n/a 451.0% (62.8%) nm n/a (16.8%) Margin (%) Care Margin 22.2% 23.8% 23.4% 23.3% 23.6% 22.7% Practice Contribution Margin 8.0% 9.1% 8.3% 9.4% 9.2% 8.4% Adjusted EBITDA 1.5% 3.6% 1.0% 2.8% 2.2% 1.5% Adjusted EBITDA (% of Practice Contribution) 18.3% 39.2% 12.4% 29.4% 24.4% 18.1% % of Revenue Metrics Costs of Care 77.8% 76.2% 76.6% 76.7% 76.4% 77.3% Practice Expenses 14.2% 14.6% 15.1% 13.9% 14.4% 14.3% SG&A 6.9% 6.1% 8.2% 7.7% 7.8% 7.8%

Click To Edit Title Non - GAAP Reconciliations 34 Care Margin ($000) Practice Contribution ($000) Calendar Year Ended Run-Rate 9 Months Ended 2019 2020 2021 2Q/3Q 2022 9/30/21 9/30/22 Operating Income $3,608 $22,072 $912 $20,490 $9,626 $5,236 Depreciation & Amortization 1,008 3,655 6,078 7,450 4,545 5,318 SG&A 21,080 40,376 70,969 82,149 49,532 60,965 Practice Expenses 45,287 106,059 142,428 162,570 100,232 121,542 Care Margin $70,983 $172,163 $220,387 $272,658 $163,935 $193,061 % of Revenue 22% 24% 23% 23% 24% 23% Calendar Year Ended Run-Rate 9 Months Ended 2019 2020 2021 2Q/3Q 2022 9/30/21 9/30/22 Operating Income $3,608 $22,072 $912 $20,490 $9,626 $5,236 Depreciation & Amortization 1,008 3,655 6,078 7,450 4,545 5,318 SG&A 21,080 40,376 70,969 82,149 49,532 60,965 Practice Contribution $25,696 $66,104 $77,959 $110,088 $63,703 $71,519 % of Revenue 8% 9% 8% 9% 9% 8%

Click To Edit Title Calendar Year Ended Run-Rate 9 Months Ended 2019 2020 2021 2Q/3Q 2022 9/30/21 9/30/22 Net Income $2,775 $21,951 ($104) $18,611 $8,374 $4,050 Interest Expense, net 1,148 1,084 1,292 3,236 880 2,035 Depreciation and amortization 1,008 3,655 6,078 7,450 4,545 5,318 Income tax (benefit) expense (245) (783) 460 – 793 – Non-cash stock compensation 20 20 20 20 15 15 Insourcing transition expenses – – 1,886 – 963 – Operational transformation expenses – – – 2,818 – 1,409 Transaction costs – – – 302 – 151 Adjusted EBITDA $4,706 $25,928 $9,633 $32,438 $15,570 $12,978 % of Revenue 1.5% 3.6% 1.0% 2.8% 2.2% 1.5% % of Practice Contribution 18.3% 39.2% 12.4% 29.5% 24.4% 18.1% Non - GAAP Reconciliations (Cont.) 35 Adjusted EBITDA ($000) (1) (1) (1) (1) (1) 1) Adjustments excluded from SG&A in Adjusted EBITDA bridge on page 23 and on summary financial table on page 26